UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2013

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

Oculus Innovative Sciences, Inc. (the “Company”) entered into an underwriting agreement dated March 6, 2013 (the “Underwriting Agreement”) with Aegis Capital Corp. as representative of the several underwriters listed on Schedule C to the Underwriting Agreement (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of an aggregate 7,500,000 shares of the Company’s common stock, $0.0001 par value (the “Shares”), at a price to the public of $0.40 per share.  Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 1,125,000 Shares. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other limitations and obligations of the parties, and termination provisions. Aegis Capital Corp. is acting as the sole book-running manager for the Offering.  Dawson James Securities, Inc. is acting as co-manager for the offering.

The Company also registered warrants to purchase 375,000 shares of the Company’s common stock with an initial exercise price per share equal to $0.50, which is 125% of the public offering price, and are issuable to the Underwriters in accordance with the Underwriting Agreement (the “Underwriters Warrants”). The Underwriters Warrants are exercisable from March 12, 2014 through March 12, 2016.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.  The foregoing description of the Underwriting Agreement and the Underwriters Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and Underwriters Warrant, copies of which are filed as Exhibit 1.1 and 4.1, hereto, respectively, and are incorporated herein by reference.  A copy of the opinion of Trombly Business Law, PC relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

The gross proceeds to the Company from the sale of the 7,500,000 Shares in the Offering are approximately $3.0 million, before deducting the underwriting discount and other estimated offering expenses payable by the Company (or, if the over-allotment option is exercised in full, approximately $3.45 million).  The Company expects to use the net proceeds of the Offering for general corporate purposes, including, but not limited to, repayment of certain indebtedness. In connection with the repayment of such indebtedness, we intend to retire certain shares of common stock held by our lenders.

The Offering is being made pursuant to a preliminary prospectus supplement, dated March 6, 2013, and a final prospectus, dated March 6, 2013, and an accompanying base prospectus dated May 3, 2011 under our existing shelf registration statement on Form S-3 (File No. 333-171411), which was filed with the Securities and Exchange Commission on December 23, 2010, as amended on February 18, 2011 and declared effective on May 3, 2011. The Offering is expected to close on or about March 12, 2013, subject to the satisfaction of customary closing conditions.

On March 6, 2013, the Company issued a press release announcing that it had commenced the offering. A copy of the press release is attached as Exhibit 99.1 hereto.

On March 7, 2013, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached as Exhibit 99.2 hereto.

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This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, our planned spin-off, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. These risks include, but are not limited to, the uncertainties associated with effecting a spin-off of a separate public company, and the discretion of our Board of Directors to delay or cancel the spin-off prior to execution. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

1.1	Underwriting Agreement entered into by and between Oculus Innovative Sciences, Inc. and Aegis Capital Corp. as representative of the underwriters named on Schedule C thereto, dated March 6, 2013

4.1	Form of Underwriters Warrant to be issued to the Underwriters in connection with the Offering.

5.1	Opinion of Trombly Business Law, P.C.

23.1	Consent of Trombly Business Law, P.C. (included in Opinion of Trombly Business Law, P.C., filed as Exhibit 5.1)

99.1	Press Release issued by Oculus Innovative Sciences, Inc. dated March 6, 2013.

99.2	Press Release issued by Oculus Innovative Sciences, Inc. dated March 7, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc. (Registrant)

By:	/s/ Robert Miller
Name: Robert Miller Title: Chief Financial Officer

Date: March 7, 2013

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